UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      February 27, 2003
                                                  -------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement relating to the MASTR Asset Securitization Trust 2003-2 Mortgage Pass-Through Certificates, Series 2003-2)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                 333-101254                06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of              File Number)           Identification No.)
      incorporation)


1285 Avenue of the Americas, New York, New York                10019
--------------------------------------------------------------------------------
   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                   -----------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     Other Events

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) and Structural Term Sheets, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) prepared by UBS Warburg LLC, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------
        99                                      Computational Materials and
                                                Structural Term Sheets prepared
                                                by UBS Warburg LLC in connection
                                                with MASTR Asset Securitization
                                                Trust 2003-2 Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-2

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


February 27, 2003

                                   By:    /s/ Hugh T. Corcoran
                                      -----------------------------------
                                       Name: Hugh T. Corcoran
                                       Title: Managing Director

                                   By:    /s/ Eric Daouphars
                                      -----------------------------------
                                       Name: Eric Daouphars
                                       Title: Director

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

99                      Computational Materials and                    E
                        Structural Term Sheets
                        prepared by UBS Warburg LLC
                        in connection with MASTR
                        Asset Securitization Trust
                        2003-2 Mortgage Pass-Through
                        Certificates, Series 2003-2